UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2019 (February 21, 2019)

ADVAXIS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36138	02-0563870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 College Road East

Princeton, New Jersey, 08540

(Address of Principal Executive Offices)

(609) 452-9813

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act.

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ]	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 21, 2019, at the 2019 annual meeting of stockholders (the “Annual Meeting”) of Advaxis, Inc. (the “Company” or “Advaxis”), the following matters were voted on by the stockholders: (i) the election of directors, (ii) the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the Company’s authorized share capital by 75,000,000 shares of common stock, (iii) the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split within a specified range and at the discretion of the Board of Directors, (iv) the advisory approval of compensation of named executive officers, (v) the advisory approval of the frequency at which an advisory vote regarding the compensation of named executive officers should be included in the Company’s proxy statement for stockholder consideration, (vi) the ratification of the appointment of Marcum LLP as Advaxis’ independent registered public accounting firm for the fiscal year ending October 31, 2019 and (vii) the shareholder proposal regarding the institution of a majority vote standard for the election of directors. At the Annual Meeting, each of Dr. David Sidransky, Dr. James P. Patton, Roni A. Appel, Richard J. Berman, Dr. Samir N. Khleif, and Kenneth A. Berlin were re-elected to the Board.

Proposal 1

The vote with respect to each director nominee is set forth below:

Nominee	Total Votes For	Total Votes Withheld	Broker Non-Votes
Dr. David Sidransky	19,278,804	5,930,201	32,545,294
Dr. James P. Patton	21,042,896	4,166,109	32,545,294
Roni A. Appel	20,958,791	4,250,214	32,545,294
Richard J. Berman	21,106,194	4,102,811	32,545,294
Dr. Samir Khleif	19,850,241	5,358,764	32,545,294
Kenneth A. Berlin	21,667,347	3,541,658	32,545,294

Proposal 2

The vote with respect to the approval of an amendment to Advaxis’ Amended and Restated Certificate of Incorporation to increase authorized shares of common stock is set forth below:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
35,184,236	21,737,385	832,678	0

Proposal 3

The vote with respect to the approval of an amendment to Advaxis’ Amended and Restated Certificate of Incorporation to effect a reverse stock split is set forth below:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
37,972,052	17,317,036	2,465,211	0

Proposal 4

The vote with respect to non-binding advisory vote on executive compensation is set forth below:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
12,355,587	10,698,852	2,154,566	32,545,294

Proposal 5

The vote with respect to the non-binding advisory vote on frequency at which the Company should include an advisory vote regarding the compensation of named executive officers is set forth below:

1 Year	2 Years	3 Years	Abstentions
12,031,067	506,511	11,599,947	1,071,480

Proposal 6

The vote with respect to the ratification of the appointment of Marcum LLP as Advaxis’ independent registered public accounting firm for the fiscal year ending October 31, 2019, is set forth below:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
49,565,691	6,366,877	1,821,731	0

Proposal 7

The vote with respect to the shareholder proposal with regards to the election of the Board of Directors by a majority vote standard is set forth below:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
21,413,335	1,561,085	1,824,361	32,545,294

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVAXIS, INC.
(Registrant)

By	/s/ Molly Henderson
Molly Henderson
Executive Vice President and Chief Financial Officer

Date: February 22, 2019